UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2020

R. R. DONNELLEY & SONS COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-4694	36-1004130
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 West Wacker Drive, Chicago, Illinois		60601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 326-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RRD	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On March 16, 2020, R. R. Donnelley & Sons Company (the “Company”) announced that it agreed to issue approximately $297 million aggregate principal amount of 8.50% Senior Notes due 2029 (the “New Notes”) in exchange (the “Exchange”) for approximately $277 million aggregate principal amount of its outstanding indebtedness (the “Exchange Notes”) pursuant to privately negotiated agreements with the largest holder of its outstanding senior notes.

On March 30, 2020, the Company entered into an Indenture, dated as of March 30, 2020 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee, as supplemented by the First Supplemental Indenture, dated as of March 30, 2020 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee, governing the New Notes.

The Company effected the Exchange in a series of closings. As described in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 3, 2020 (the “April 3 8-K”), the Company had issued approximately $198 million of New Notes under the Indenture in exchange for approximately $185 million of Exchange Notes as of 5:30 p.m., New York time, on April 2, 2020.

The Company completed the final closing for the Exchange on April 8, 2020, upon which all $297 million aggregate principal amount of the New Notes were outstanding and all of the Exchange Notes had been canceled. The Company did not receive any proceeds from the issuance of any of the New Notes.

The information set forth in Item 1.01 of the April 3 8-K is incorporated by reference into this Item 2.03.

Item 8.01. Other Events

On April 9, 2020, the Company issued a press release announcing that it completed a series of previously disclosed refinancing transactions (including the Exchange) that address a significant portion of the Company’s 2023 and 2024 debt maturities. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release issued by the Company on April 9, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R.R. DONNELLEY & SONS COMPANY

By:	/s/ Terry D. Peterson
Terry D. Peterson
Executive Vice President and Chief Financial Officer

Date: April 9, 2020